AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2020

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AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Matt Rohrmann
Investor Contact
(212) 940-3339
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

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AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

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AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2019 and consolidated statements of operations for the years ended December 31,
2019 and December 31, 2018.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.
Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates of losses for catastrophes and other large losses including losses related to the COVID-19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding estimated synergies and the success of the integration of acquired entities, our expectations regarding the estimated benefits and synergies related to our transformation program, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•the adverse impact of the ongoing COVID-19 pandemic on our business, results of operations, financial condition and liquidity;
•the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters;
•the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes;
•losses from war, terrorism and political unrest or other unanticipated losses;
•actual claims exceeding our loss reserves;
•general economic, capital and credit market conditions;
•the failure of any of the loss limitation methods we employ;
•the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions;
•our inability to purchase reinsurance or collect amounts due to us;
•the breach by third parties in our program business of their obligations to us;
•difficulties with technology and/or data security;
•the failure of our policyholders and intermediaries to pay premiums;
•the failure of our cedants to adequately evaluate risks;
•inability to obtain additional capital on favorable terms, or at all;
•the loss of one or more of our key executives;
•a decline in our ratings with rating agencies;
•the loss of business provided to us by our major brokers and credit risk due to our reliance on brokers;
•changes in accounting policies or practices;
•the use of industry catastrophe models and changes to these models;
•changes in governmental regulations and potential government intervention in our industry;
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•inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices;
•increased competition;
•changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's withdrawal from the European Union;
•fluctuations in interest rates, credit spreads, equity securities' prices and/or foreign currency values;
•the failure to successfully integrate acquired businesses or to realize the expected synergies resulting from such acquisitions;
•the failure to realize the expected benefits or synergies relating to our transformation initiative;
•changes in tax laws; and
•other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K and Part II, Item 1A 'Risk Factors' in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC which are accessible on the SEC's website at www.sec.gov. Readers are urged to carefully consider all such factors as the COVID-19 pandemic may have the effect of heightening many of the other risks and uncertainties described.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore renewable energy installations. This line of business includes primary and excess risks, some of which are catastrophe-exposed.
Marine: provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability, recreational marine, fine art, specie, and hull and war. Offshore energy coverage includes physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides cover for physical damage and business interruption of an insured following an act of terrorism and includes kidnap and ransom, and crisis management insurance.
Aviation: provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, cyber and privacy insurance, medical malpractice and other financial insurance related covers for commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.
Accident and Health: includes accidental death, travel insurance and specialty health products for employer and affinity groups.
Discontinued Lines - Novae: includes those lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. These discontinued insurance lines include financial institutions, professional indemnity, international liability, and international direct and facultative property.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including workers compensation and personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and excess of loss basis.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is property damage but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, flood, industrial explosions, fire, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Credit and Surety: provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is also provided to mortgage guaranty insurers and U.S. government sponsored entities for losses related to credit risk transfer into the private sector.
Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, and excess casualty.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment, and electronic equipment as well as business interruption.
Marine and Other: includes marine and aviation reinsurance.
Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of events loss basis.
Discontinued Lines - Novae: includes those lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. These discontinued reinsurance lines include motor reinsurance, general liability reinsurance, and international facultative property.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended September 30,				Nine months ended September 30,
		2020	2019	Change		2020	2019	Change

HIGHLIGHTS	Gross premiums written	$1,331,178	$1,406,506	(5.4%)		$5,478,519	$5,637,491	(2.8%)
	Gross premiums written - Insurance	70.3%	63.6%	6.7	pts	53.2%	48.1%	5.1	pts
	Gross premiums written - Reinsurance	29.7%	36.4%	(6.7)	pts	46.8%	51.9%	(5.1)	pts
	Net premiums written	$815,982	$856,081	(4.7%)		$3,550,960	$3,703,460	(4.1%)
	Net premiums earned	$1,091,312	$1,157,307	(5.7%)		$3,283,941	$3,415,126	(3.8%)
	Net premiums earned - Insurance	52.2%	46.4%	5.8	pts	52.0%	47.7%	4.3	pts
	Net premiums earned - Reinsurance	47.8%	53.6%	(5.8)	pts	48.0%	52.3%	(4.3)	pts
	Net income (loss) available (attributable) to common shareholders	$(72,945)	$27,745	nm		$(145,855)	$292,258	nm
	Operating income (loss) [a]	(65,068)	(32,541)	nm		(157,977)	209,057	nm
	Annualized return on average common equity [b]	(6.2%)	2.3%	(8.5)	pts	(4.1%)	8.6%	(12.7)	pts
	Annualized operating return on average common equity [c]	(5.5%)	(2.7%)	(2.8)	pts	(4.4%)	6.1%	(10.5)	pts
	Total shareholders’ equity	$5,265,895	$5,585,870	(5.7%)		$5,265,895	$5,585,870	(5.7%)

PER COMMON SHARE AND COMMON SHARE DATA	Earnings (loss) per diluted common share	($0.87)	$0.33	nm		($1.73)	$3.46	nm
	Operating income (loss) per diluted common share [d]	($0.77)	($0.39)	nm		($1.88)	$2.48	nm
	Weighted average diluted common shares outstanding	84,308	84,582	(0.3%)		84,235	84,420	(0.2%)
	Book value per common share	$55.94	$57.31	(2.4%)		$55.94	$57.31	(2.4%)
	Book value per diluted common share (treasury stock method)	$54.75	$56.26	(2.7%)		$54.75	$56.26	(2.7%)
	Tangible book value per diluted common share (treasury stock method) [a]	$51.52	$52.84	(2.5%)		$51.52	$52.84	(2.5%)

FINANCIAL RATIOS	Current accident year loss ratio excluding catastrophe and weather-related losses	58.5%	61.7%	(3.2)	pts	57.8%	60.1%	(2.3)	pts
	Catastrophe and weather-related losses ratio	22.2%	14.1%	8.1	pts	17.5%	5.9%	11.6	pts
	Current accident year loss ratio	80.7%	75.8%	4.9	pts	75.3%	66.0%	9.3	pts
	Prior year reserve development ratio	(0.1%)	(2.3%)	2.2	pts	(0.3%)	(1.9%)	1.6	pts
	Net losses and loss expenses ratio	80.6%	73.5%	7.1	pts	75.0%	64.1%	10.9	pts
	Acquisition cost ratio	21.1%	22.5%	(1.4)	pts	21.2%	22.3%	(1.1)	pts
	General and administrative expense ratio [e]	12.8%	13.4%	(0.6)	pts	13.4%	14.5%	(1.1)	pts
	Combined ratio	114.5%	109.4%	5.1	pts	109.6%	100.9%	8.7	pts

INVESTMENT DATA	Total assets	$26,452,996	$25,495,526	3.8%		$26,452,996	$25,495,526	3.8%
	Total cash and invested assets [f]	15,575,897	15,569,249	—%		15,575,897	15,569,249	—%
	Net investment income	101,956	115,763	(11.9%)		240,098	361,014	(33.5%)
	Net investment gains	55,609	14,527	nm		$45,777	$48,522	(5.7%)
	Book yield of fixed maturities	2.3%	2.9%	(0.6)	pts	2.3%	2.9%	(0.6)	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document. Loss per diluted common share and operating loss per diluted common share for the three and nine months ended September 30, 2020 were calculated using weighted average common shares outstanding due to the net loss attributable to common shareholders and operating loss recognized in these periods.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS - AS REPORTED, U.S. GAAP
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019

Revenues
Net premiums earned	$1,091,312	$1,157,307	$3,283,941	$3,415,126
Net investment income	101,956	115,763	240,098	361,014
Net investment gains	55,609	14,527	45,777	48,522
Other insurance related income (loss)	1,440	1,533	(5,270)	11,385
Total revenues	1,250,317	1,289,130	3,564,546	3,836,047

Expenses
Net losses and loss expenses	879,677	850,913	2,464,012	2,187,403
Acquisition costs	230,564	260,026	697,716	762,807
General and administrative expenses	138,823	155,522	436,538	496,008
Foreign exchange losses (gains)	60,734	(59,543)	8,760	(64,868)
Interest expense and financing costs	15,574	18,042	59,641	49,545
Reorganization expenses	1,413	11,215	822	29,310
Amortization of value of business acquired	1,028	4,368	4,111	24,666
Amortization of intangible assets	2,838	2,831	8,564	8,744
Total expenses	1,330,651	1,243,374	3,680,164	3,493,615

Income (loss) before income taxes and interest in income (loss) of equity method investments	(80,334)	45,756	(115,618)	342,432
Income tax (expense) benefit	12,056	(8,147)	6,030	(23,850)
Interest in income (loss) of equity method investments	2,896	792	(13,579)	5,645
Net income (loss)	(65,382)	38,401	(123,167)	324,227
Preferred share dividends	7,563	10,656	22,688	31,969
Net income (loss) available (attributable) to common shareholders	$(72,945)	$27,745	$(145,855)	$292,258

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTER

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018
UNDERWRITING REVENUES
Gross premiums written	$1,331,178	$1,716,183	$2,431,158	$1,261,366	$1,406,506	$1,423,707
Ceded premiums written	(515,196)	(660,249)	(752,114)	(475,212)	(550,425)	(503,769)
Net premiums written	815,982	1,055,934	1,679,044	786,154	856,081	919,938

Gross premiums earned	1,680,529	1,694,861	1,657,412	1,789,084	1,756,116	1,776,379
Ceded premiums earned	(589,217)	(590,858)	(568,787)	(617,033)	(598,809)	(552,304)
Net premiums earned	1,091,312	1,104,003	1,088,625	1,172,051	1,157,307	1,224,075
Other insurance related income (loss)	1,440	1,996	(8,707)	5,059	1,533	8,475
Total underwriting revenues	1,092,752	1,105,999	1,079,918	1,177,110	1,158,840	1,232,550

UNDERWRITING EXPENSES
Net losses and loss expenses	879,677	676,261	908,073	857,394	850,913	794,959
Acquisition costs	230,564	228,502	238,650	261,775	260,026	248,314
Underwriting-related general and administrative expenses [a]	117,835	113,824	129,962	107,195	126,619	130,251
Total underwriting expenses	1,228,076	1,018,587	1,276,685	1,226,364	1,237,558	1,173,524

UNDERWRITING INCOME (LOSS) [b]	(135,324)	87,412	(196,767)	(49,254)	(78,718)	59,026

OTHER (EXPENSES) REVENUES
Net investment income	101,956	45,040	93,101	117,557	115,763	114,421
Net investment gains (losses)	55,609	53,043	(62,877)	42,712	14,527	(17,628)
Corporate expenses [a]	(20,988)	(26,828)	(27,098)	(31,628)	(28,903)	(24,643)
Foreign exchange (losses) gains	(60,734)	(9,709)	61,683	(52,827)	59,543	(8,305)
Interest expense and financing costs	(15,574)	(20,595)	(23,472)	(18,562)	(18,042)	(16,897)
Reorganization expenses	(1,413)	(392)	982	(8,074)	(11,215)	(16,300)
Amortization of value of business acquired	(1,028)	(1,285)	(1,799)	(2,056)	(4,368)	(39,018)
Amortization of intangible assets	(2,838)	(2,855)	(2,870)	(2,853)	(2,831)	(1,753)
Total other (expenses) revenues	54,990	36,419	37,650	44,269	124,474	(10,123)

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	(80,334)	123,831	(159,117)	(4,985)	45,756	48,903
Income tax (expense) benefit	12,056	(10,893)	4,867	159	(8,147)	3,525
Interest in income (loss) of equity method investments	2,896	7,102	(23,577)	4,073	792	1,667

NET INCOME (LOSS)	(65,382)	120,040	(177,827)	(753)	38,401	54,095
Preferred share dividends	(7,563)	(7,563)	(7,563)	(9,144)	(10,656)	(10,656)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$(72,945)	$112,477	$(185,390)	$(9,897)	$27,745	$43,439

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to income (loss), the most comparable GAAP financial measure, is presented above and in the 'Consolidated Statements of Operations - Year' section of this document.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS - QUARTER

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio excluding catastrophe and weather-related losses	58.5%	58.0%	57.1%	62.2%	61.7%	61.2%
Catastrophe and weather-related losses ratio	22.2%	3.5%	26.9%	12.1%	14.1%	7.5%
Current accident year loss ratio	80.7%	61.5%	84.0%	74.3%	75.8%	68.7%
Prior year reserve development ratio	(0.1%)	(0.2%)	(0.6%)	(1.1%)	(2.3%)	(3.8%)
Net losses and loss expenses ratio	80.6%	61.3%	83.4%	73.2%	73.5%	64.9%
Acquisition cost ratio	21.1%	20.7%	21.9%	22.3%	22.5%	20.3%
General and administrative expense ratio [a]	12.8%	12.7%	14.5%	11.8%	13.4%	12.7%
Combined ratio	114.5%	94.7%	119.8%	107.3%	109.4%	97.9%

Weighted average common shares outstanding	84,308	84,303	84,094	83,957	83,947	83,558
Weighted average diluted common shares outstanding	84,308	84,600	84,094	83,957	84,582	84,107
Earnings (loss) per common share	($0.87)	$1.33	($2.20)	($0.12)	$0.33	$0.52
Earnings (loss) per diluted common share	($0.87)	$1.33	($2.20)	($0.12)	$0.33	$0.52
Annualized ROACE	(6.2%)	10.0%	nm	(0.8%)	2.3%	3.9%
Annualized operating ROACE	(5.5%)	6.3%	nm	0.4%	(2.7%)	7.1%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS - YEAR

	Nine months ended September 30,			Year ended December 31,
	2020	2019	2018	2019	2018
UNDERWRITING REVENUES
Gross premiums written	$5,478,519	$5,637,491	$5,737,327	$6,898,858	$6,910,065
Ceded premiums written	(1,927,559)	(1,934,031)	(1,831,063)	(2,409,243)	(2,251,103)
Net premiums written	3,550,960	3,703,460	3,906,264	4,489,615	4,658,962

Gross premiums earned	5,032,802	5,121,592	5,105,165	6,910,677	6,882,217
Ceded premiums earned	(1,748,861)	(1,706,466)	(1,528,139)	(2,323,499)	(2,090,722)
Net premiums earned	3,283,941	3,415,126	3,577,026	4,587,178	4,791,495
Other insurance related income (loss)	(5,270)	11,385	18,811	16,444	10,622
Total underwriting revenues	3,278,671	3,426,511	3,595,837	4,603,622	4,802,117

UNDERWRITING EXPENSES
Net losses and loss expenses	2,464,012	2,187,403	2,162,945	3,044,798	3,190,287
Acquisition costs	697,716	762,807	709,527	1,024,582	968,835
Underwriting-related general and administrative expenses [a]	361,623	398,540	404,875	505,735	519,168
Total underwriting expenses	3,523,351	3,348,750	3,277,347	4,575,115	4,678,290

UNDERWRITING INCOME (LOSS)	(244,680)	77,761	318,490	28,507	123,827

OTHER (EXPENSES) REVENUES
Net investment income	240,098	361,014	325,380	478,572	438,507
Net investment gains (losses)	45,777	48,522	(77,551)	91,233	(150,218)
Corporate expenses [a]	(74,915)	(97,468)	(85,069)	(129,096)	(108,221)
Foreign exchange (losses) gains	(8,760)	64,868	(2,066)	12,041	29,165
Interest expense and financing costs	(59,641)	(49,545)	(50,758)	(68,107)	(67,432)
Reorganization expenses	(822)	(29,310)	(48,125)	(37,384)	(66,940)
Amortization of value of business acquired	(4,111)	(24,666)	(149,535)	(26,722)	(172,332)
Amortization of intangible assets	(8,564)	(8,744)	(8,564)	(11,597)	(13,814)
Total other (expenses) revenues	129,062	264,671	(96,288)	308,940	(111,285)

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	(115,618)	342,432	222,202	337,447	12,542
Income tax (expense) benefit	6,030	(23,850)	3,565	(23,692)	29,486
Interest in income (loss) of equity method investments	(13,579)	5,645	5,045	9,718	993

NET INCOME (LOSS)	(123,167)	324,227	230,812	323,473	43,021
Preferred share dividends	(22,688)	(31,969)	(31,969)	(41,112)	(42,625)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$(145,855)	$292,258	$198,843	$282,361	$396

[a]   Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to total general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS - YEAR

	Nine months ended September 30,			Year ended December 31,
	2020	2019	2018	2019	2018
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio excluding catastrophe and weather-related losses	57.8%	60.1%	60.4%	60.6%	61.7%
Catastrophe and weather-related losses ratio	17.5%	5.9%	4.5%	7.5%	9.0%
Current accident year loss ratio	75.3%	66.0%	64.9%	68.1%	70.7%
Prior year reserve development ratio	(0.3%)	(1.9%)	(4.4%)	(1.7%)	(4.1%)
Net losses and loss expenses ratio	75.0%	64.1%	60.5%	66.4%	66.6%
Acquisition cost ratio	21.2%	22.3%	19.8%	22.3%	20.2%
General and administrative expense ratio [a]	13.4%	14.5%	13.7%	13.9%	13.1%
Combined ratio	109.6%	100.9%	94.0%	102.6%	99.9%

Weighted average common shares outstanding	84,235	83,872	83,474	83,894	83,501
Weighted average diluted common shares outstanding	84,235	84,420	83,939	84,473	84,007
Earnings (loss) per common share	($1.73)	$3.48	$2.38	$3.37	$—
Earnings (loss) per diluted common share	($1.73)	$3.46	$2.37	$3.34	$—
Annualized ROACE	(4.1%)	8.6%	5.9%	6.3%	—%
Annualized operating ROACE	(4.4%)	6.1%	9.0%	4.7%	3.6%
[a]     Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended September 30, 2020			Nine months ended September 30, 2020
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$935,817	$395,361	$1,331,178	$2,914,100	$2,564,419	$5,478,519
Ceded premiums written	(390,960)	(124,236)	(515,196)	(1,184,832)	(742,727)	(1,927,559)
Net premiums written	544,857	271,125	815,982	1,729,268	1,821,692	3,550,960

Gross premiums earned	948,478	732,051	1,680,529	2,832,797	2,200,005	5,032,802
Ceded premiums earned	(378,294)	(210,923)	(589,217)	(1,123,529)	(625,332)	(1,748,861)
Net premiums earned	570,184	521,128	1,091,312	1,709,268	1,574,673	3,283,941
Other insurance related income (loss)	688	752	1,440	2,091	(7,361)	(5,270)
Total underwriting revenues	570,872	521,880	1,092,752	1,711,359	1,567,312	3,278,671

UNDERWRITING EXPENSES
Net losses and loss expenses	443,389	436,288	879,677	1,252,569	1,211,443	2,464,012
Acquisition costs	114,569	115,995	230,564	343,579	354,137	697,716
Underwriting-related general and administrative expenses	94,379	23,456	117,835	284,909	76,714	361,623
Total underwriting expenses	652,337	575,739	1,228,076	1,881,057	1,642,294	3,523,351

UNDERWRITING LOSS	$(81,465)	$(53,859)	$(135,324)	$(169,698)	$(74,982)	$(244,680)

Catastrophe and weather-related losses, net of reinstatement premiums	$131,853	$108,172	$240,025	$325,079	$250,902	$575,981
Net favorable prior year reserve development	$270	$314	$584	$4,521	$4,830	$9,351

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	54.7%	62.7%	58.5%	54.8%	61.1%	57.8%
Catastrophe and weather-related losses ratio	23.1%	21.1%	22.2%	18.7%	16.1%	17.5%
Current accident year loss ratio	77.8%	83.8%	80.7%	73.5%	77.2%	75.3%
Prior year reserve development ratio	—%	(0.1%)	(0.1%)	(0.2%)	(0.3%)	(0.3%)
Net losses and loss expenses ratio	77.8%	83.7%	80.6%	73.3%	76.9%	75.0%
Acquisition cost ratio	20.1%	22.3%	21.1%	20.1%	22.5%	21.2%
Underwriting-related general and administrative expense ratio	16.5%	4.5%	10.9%	16.7%	4.9%	11.1%
Corporate expense ratio			1.9%			2.3%
Combined ratio	114.4%	110.5%	114.5%	110.1%	104.3%	109.6%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,		Year ended December 31,
	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018	2020	2019	2019

INSURANCE SEGMENT
Property	$238,599	$278,841	$223,603	$242,446	$241,517	$307,014	$741,043	$701,314	$943,760
Marine	82,810	116,398	156,296	73,780	91,161	88,412	355,503	337,529	411,309
Terrorism	14,767	11,008	16,520	13,317	17,284	16,032	42,296	46,803	60,120
Aviation	22,702	23,794	17,230	20,838	17,623	24,116	63,725	53,832	74,670
Credit and Political Risk	24,473	28,002	47,675	40,487	32,528	44,761	100,151	114,511	154,999
Professional Lines	338,907	346,338	258,391	356,321	272,362	281,928	943,635	820,953	1,177,274
Liability	172,747	204,398	170,878	180,951	186,253	153,356	548,023	518,925	699,876
Accident and Health	39,262	27,419	51,062	30,876	34,054	42,883	117,743	113,228	144,103
Discontinued Lines - Novae	1,550	1,370	(940)	2,592	2,120	10,862	1,981	7,227	9,820
TOTAL INSURANCE SEGMENT	$935,817	$1,037,568	$940,715	$961,608	$894,902	$969,364	$2,914,100	$2,714,322	$3,675,931

REINSURANCE SEGMENT
Catastrophe	$74,656	$189,706	$262,283	$20,346	$94,833	$64,919	$526,646	$698,169	$718,514
Property	58,907	54,763	133,189	20,318	67,972	85,135	246,859	283,849	304,166
Professional Lines	31,752	111,725	123,570	34,789	23,540	26,418	267,047	226,283	261,072
Credit and Surety	38,110	50,332	100,739	28,375	50,989	51,683	189,180	241,358	269,733
Motor	(2,235)	42,970	279,132	21,273	25,367	22,450	319,867	313,614	334,887
Liability	136,791	149,635	218,896	88,479	146,690	137,625	505,322	458,000	546,479
Agriculture	7,455	43,896	18,248	23,369	5,074	12,765	69,599	201,592	224,961
Engineering	1,408	3,006	15,920	17,821	8,841	3,149	20,334	39,207	57,028
Marine and Other	6,341	25,867	29,993	6,675	9,727	1,107	62,202	68,104	74,781
Accident and Health	41,820	6,625	307,678	38,881	78,474	49,114	356,123	393,789	432,670
Discontinued Lines - Novae	356	90	795	(568)	97	(22)	1,240	(796)	(1,364)
TOTAL REINSURANCE SEGMENT	$395,361	$678,615	$1,490,443	$299,758	$511,604	$454,343	$2,564,419	$2,923,169	$3,222,927

CONSOLIDATED TOTAL	$1,331,178	$1,716,183	$2,431,158	$1,261,366	$1,406,506	$1,423,707	$5,478,519	$5,637,491	$6,898,858

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018	2019
UNDERWRITING REVENUES
Gross premiums written	$1,331,178	$1,716,183	$2,431,158	$1,261,366	$1,406,506	$1,423,707	$6,898,858
Ceded premiums written	(515,196)	(660,249)	(752,114)	(475,212)	(550,425)	(503,769)	(2,409,243)
Net premiums written	815,982	1,055,934	1,679,044	786,154	856,081	919,938	4,489,615

Gross premiums earned	1,680,529	1,694,861	1,657,412	1,789,084	1,756,116	1,776,379	6,910,677
Ceded premiums earned	(589,217)	(590,858)	(568,787)	(617,033)	(598,809)	(552,304)	(2,323,499)
Net premiums earned	1,091,312	1,104,003	1,088,625	1,172,051	1,157,307	1,224,075	4,587,178
Other insurance related income (loss)	1,440	1,996	(8,707)	5,059	1,533	8,475	16,444
Total underwriting revenues	1,092,752	1,105,999	1,079,918	1,177,110	1,158,840	1,232,550	4,603,622

UNDERWRITING EXPENSES
Net losses and loss expenses	879,677	676,261	908,073	857,394	850,913	794,959	3,044,798
Acquisition costs	230,564	228,502	238,650	261,775	260,026	248,314	1,024,582
Underwriting-related general and administrative expenses	117,835	113,824	129,962	107,195	126,619	130,251	505,735
Total underwriting expenses	1,228,076	1,018,587	1,276,685	1,226,364	1,237,558	1,173,524	4,575,115

UNDERWRITING INCOME (LOSS)	$(135,324)	$87,412	$(196,767)	$(49,254)	$(78,718)	$59,026	$28,507

Catastrophe and weather-related losses, net of reinstatement premiums	$240,025	$36,047	$299,695	$140,000	$159,869	$92,046	$336,117
Net favorable prior year reserve development	$584	$2,655	$6,113	$13,881	$26,727	$45,660	$78,900

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	58.5%	58.0%	57.1%	62.2%	61.7%	61.2%	60.6%
Catastrophe and weather-related losses ratio	22.2%	3.5%	26.9%	12.1%	14.1%	7.5%	7.5%
Current accident year loss ratio	80.7%	61.5%	84.0%	74.3%	75.8%	68.7%	68.1%
Prior year reserve development ratio	(0.1%)	(0.2%)	(0.6%)	(1.1%)	(2.3%)	(3.8%)	(1.7%)
Net losses and loss expenses ratio	80.6%	61.3%	83.4%	73.2%	73.5%	64.9%	66.4%
Acquisition cost ratio	21.1%	20.7%	21.9%	22.3%	22.5%	20.3%	22.3%
Underwriting-related general and administrative expenses ratio	12.8%	12.7%	14.5%	11.8%	13.4%	12.7%	13.9%
Combined ratio	114.5%	94.7%	119.8%	107.3%	109.4%	97.9%	102.6%

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018	2019
UNDERWRITING REVENUES
Gross premiums written	$935,817	$1,037,568	$940,715	$961,608	$894,902	$969,364	$3,675,931
Ceded premiums written	(390,960)	(434,807)	(359,065)	(390,651)	(377,852)	(367,294)	(1,466,776)
Net premiums written	544,857	602,761	581,650	570,957	517,050	602,070	2,209,155

Gross premiums earned	948,478	952,241	932,078	927,599	901,150	990,529	3,623,180
Ceded premiums earned	(378,294)	(375,222)	(370,014)	(367,989)	(364,699)	(375,734)	(1,433,097)
Net premiums earned	570,184	577,019	562,064	559,610	536,451	614,795	2,190,083
Other insurance related income	688	755	647	1,079	733	1,526	2,858
Total underwriting revenues	570,872	577,774	562,711	560,689	537,184	616,321	2,192,942

UNDERWRITING EXPENSES
Net losses and loss expenses	443,389	337,367	471,812	317,234	338,966	415,488	1,278,679
Acquisition costs	114,569	116,259	112,751	123,300	115,551	111,888	468,281
Underwriting-related general and administrative expenses	94,379	89,751	100,778	90,472	100,559	100,656	401,963
Total underwriting expenses	652,337	543,377	685,341	531,006	555,076	628,032	2,148,923

UNDERWRITING INCOME (LOSS)	$(81,465)	$34,397	$(122,630)	$29,683	$(17,892)	$(11,711)	$44,019

Catastrophe and weather-related losses, net of reinstatement premiums	$131,853	$15,786	$177,583	$19,900	$41,313	$61,814	$83,700
Net favorable prior year reserve development	$270	$420	$3,832	$10,455	$14,609	$13,478	$53,302

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	54.7%	55.6%	54.2%	55.0%	58.2%	59.7%	57.0%
Catastrophe and weather-related losses ratio	23.1%	2.9%	30.4%	3.6%	7.7%	10.1%	3.8%
Current accident year loss ratio	77.8%	58.5%	84.6%	58.6%	65.9%	69.8%	60.8%
Prior year reserve development ratio	—%	—%	(0.7%)	(1.9%)	(2.7%)	(2.2%)	(2.4%)
Net losses and loss expenses ratio	77.8%	58.5%	83.9%	56.7%	63.2%	67.6%	58.4%
Acquisition cost ratio	20.1%	20.1%	20.1%	22.0%	21.5%	18.2%	21.4%
Underwriting-related general and administrative expenses ratio	16.5%	15.6%	17.9%	16.2%	18.8%	16.4%	18.3%
Combined ratio	114.4%	94.2%	121.9%	94.9%	103.5%	102.2%	98.1%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018	2019
UNDERWRITING REVENUES
Gross premiums written	$395,361	$678,615	$1,490,443	$299,758	$511,604	$454,343	$3,222,927
Ceded premiums written	(124,236)	(225,442)	(393,049)	(84,561)	(172,573)	(136,475)	(942,467)
Net premiums written	271,125	453,173	1,097,394	215,197	339,031	317,868	2,280,460

Gross premiums earned	732,051	742,620	725,334	861,485	854,966	785,850	3,287,497
Ceded premiums earned	(210,923)	(215,636)	(198,773)	(249,044)	(234,110)	(176,570)	(890,403)
Net premiums earned	521,128	526,984	526,561	612,441	620,856	609,280	2,397,094
Other insurance related income (loss)	752	1,241	(9,354)	3,980	800	6,949	13,586
Total underwriting revenues	521,880	528,225	517,207	616,421	621,656	616,229	2,410,680

UNDERWRITING EXPENSES
Net losses and loss expenses	436,288	338,894	436,261	540,160	511,947	379,471	1,766,119
Acquisition costs	115,995	112,243	125,899	138,475	144,475	136,426	556,301
Underwriting-related general and administrative expenses	23,456	24,073	29,184	16,723	26,060	29,595	103,772
Total underwriting expenses	575,739	475,210	591,344	695,358	682,482	545,492	2,426,192

UNDERWRITING INCOME (LOSS)	$(53,859)	$53,015	$(74,137)	$(78,937)	$(60,826)	$70,737	$(15,512)

Catastrophe and weather-related losses, net of reinstatement premiums	$108,172	$20,261	$122,112	$120,100	$118,556	$30,232	$252,417
Net favorable prior year reserve development	$314	$2,235	$2,281	$3,426	$12,118	$32,182	$25,598

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	62.7%	60.6%	60.2%	68.9%	64.8%	62.6%	64.0%
Catastrophe and weather-related losses ratio	21.1%	4.1%	23.1%	19.9%	19.6%	5.0%	10.7%
Current accident year loss ratio	83.8%	64.7%	83.3%	88.8%	84.4%	67.6%	74.7%
Prior year reserve development ratio	(0.1%)	(0.4%)	(0.4%)	(0.6%)	(1.9%)	(5.3%)	(1.0%)
Net losses and loss expenses ratio	83.7%	64.3%	82.9%	88.2%	82.5%	62.3%	73.7%
Acquisition cost ratio	22.3%	21.3%	23.9%	22.6%	23.3%	22.4%	23.2%
Underwriting-related general and administrative expense ratio	4.5%	4.6%	5.5%	2.7%	4.1%	4.8%	4.3%
Combined ratio	110.5%	90.2%	112.3%	113.5%	109.9%	89.5%	101.2%

AXIS CAPITAL HOLDINGS LIMITED
STRATEGIC CAPITAL PARTNERS

	Three months ended September 30,						Nine months ended September 30,
	2020			2019			2020			2019
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$935,817	$395,361	$1,331,178	$894,902	$511,604	$1,406,506	$2,914,100	$2,564,419	$5,478,519	$2,714,322	$2,923,169	$5,637,491
Premiums ceded to Harrington Re	2,686	36,415	39,101	1,348	47,540	48,888	7,886	209,549	217,435	3,810	203,127	206,937
Premiums ceded to Other Strategic Capital Partners	16,365	87,821	104,186	12,165	125,033	137,198	52,165	533,178	585,343	40,993	654,779	695,772
Premiums ceded to Other Reinsurers	371,909	—	371,909	364,339	—	364,339	1,124,781	—	1,124,781	1,031,322	—	1,031,322
Net premiums written	$544,857	$271,125	$815,982	$517,050	$339,031	$856,081	$1,729,268	$1,821,692	$3,550,960	$1,638,197	$2,065,263	$3,703,460

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Fee income	$2,552	$13,022	$15,574	$1,552	$16,642	$18,194	$7,971	$39,591	$47,562	$5,392	$51,739	$57,131

[a] Total managed premiums represents gross premiums written of $1.3 billion and $1.4 billion for the three months ended September 30, 2020 and 2019, respectively, and $5.5 billion and $5.6 billion for the nine months ended September 30, 2020 and 2019, respectively and includes premiums written by the insurance and reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.
[b] Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners. Fee income from strategic capital partners included $0.4 million and $0.6 million in other insurance related income (loss) for the three months ended September 30, 2020 and 2019, respectively and $2.0 million and $8.6 million for the nine months ended September 30, 2020 and 2019, respectively. It also included $15.2 million and $17.6 million as an offset to general and administrative expenses for the three months ended September 30, 2020 and 2019, respectively and $45.6 million and $48.5 million for the nine months ended September 30, 2020 and 2019, respectively.

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME - QUARTER AND YEAR

							Nine months ended September 30,
	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018	2020	2019

Fixed maturities	$73,992	$80,459	$89,943	$98,990	$96,311	$89,887	$244,394	$285,062
Other investments	25,125	(37,580)	(2,120)	10,767	11,143	15,933	(14,574)	49,271
Equity securities	1,871	2,263	2,125	2,678	2,232	2,099	6,258	7,757
Mortgage loans	3,609	3,660	4,053	3,977	3,984	3,322	11,322	10,735
Cash and cash equivalents	2,491	2,392	4,930	5,908	7,034	6,992	9,814	20,974
Short-term investments	440	366	1,498	1,077	973	3,413	2,303	5,975

Gross investment income	107,528	51,560	100,429	123,397	121,677	121,646	259,517	379,774
Investment expenses	(5,572)	(6,520)	(7,328)	(5,840)	(5,914)	(7,225)	(19,419)	(18,760)

Net investment income	$101,956	$45,040	$93,101	$117,557	$115,763	$114,421	$240,098	$361,014

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2020	2020	2020	2019	2019	2018
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,609,241	$12,046,415	$12,076,186	$12,468,205	$12,616,241	$11,767,697
Equity securities, at fair value	417,886	378,860	404,945	474,207	429,903	433,311
Mortgage loans, held for investment, at fair value	544,095	524,757	517,181	432,748	407,790	333,018
Other investments, at fair value	760,206	768,635	797,808	770,923	779,200	833,563
Equity method investments	104,242	101,346	94,244	117,821	113,748	112,155
Short-term investments, at fair value	69,996	34,337	77,101	38,471	12,539	156,090
Total investments	14,505,666	13,854,350	13,967,465	14,302,375	14,359,421	13,635,834
Cash and cash equivalents	1,440,816	1,648,833	1,241,063	1,576,457	1,208,551	1,752,402
Accrued interest receivable	70,013	68,880	76,569	78,085	81,371	76,000
Insurance and reinsurance premium balances receivable	3,131,791	3,527,147	3,485,043	3,071,390	3,322,316	3,463,360
Reinsurance recoverable on unpaid losses and loss expenses	4,337,683	4,160,521	4,101,579	3,877,756	3,705,793	3,217,787
Reinsurance recoverable on paid losses and loss expenses	373,431	395,990	357,185	327,795	252,087	221,293
Deferred acquisition costs	520,706	583,484	611,229	492,119	586,440	682,785
Prepaid reinsurance premiums	1,278,672	1,352,090	1,281,808	1,101,889	1,243,040	1,114,039
Receivable for investments sold	17,513	2,985	34,137	35,659	9,711	2,140
Goodwill	102,003	102,003	102,003	102,003	102,003	102,003
Intangible assets	222,362	225,092	227,821	230,550	233,305	247,927
Value of business acquired	4,881	5,909	7,194	8,992	11,048	58,511
Operating lease right-of-use assets	131,776	136,815	140,149	111,092	116,560	—
Other assets	315,683	295,074	315,523	287,892	263,880	268,945
TOTAL ASSETS	$26,452,996	$26,359,173	$25,948,768	$25,604,054	$25,495,526	$24,843,026

LIABILITIES
Reserve for losses and loss expenses	$13,653,488	$13,179,166	$13,082,273	$12,752,081	$12,498,507	$12,025,947
Unearned premiums	4,070,649	4,418,728	4,395,240	3,626,246	4,153,003	4,242,108
Insurance and reinsurance balances payable	1,244,846	1,365,799	1,263,389	1,349,082	1,276,123	1,301,580
Debt	1,309,384	1,309,076	1,808,645	1,808,157	1,388,135	1,377,582
Payable for investments purchased	458,111	350,347	123,678	32,985	89,805	220,183
Operating lease liabilities	140,058	141,621	143,071	115,584	115,887	—
Other liabilities	310,565	296,616	292,894	375,911	388,196	403,354
TOTAL LIABILITIES	21,187,101	21,061,353	21,109,190	20,060,046	19,909,656	19,570,754

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	775,000	775,000	775,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,325,196	2,317,354	2,307,998	2,317,212	2,309,483	2,304,107
Accumulated other comprehensive income (loss)	350,111	281,599	(89,919)	171,710	176,296	(162,312)
Retained earnings	5,804,637	5,913,029	5,836,007	6,056,686	6,101,902	6,145,482
Treasury shares, at cost	(3,766,255)	(3,766,368)	(3,766,714)	(3,778,806)	(3,779,017)	(3,792,211)
TOTAL SHAREHOLDERS' EQUITY	5,265,895	5,297,820	4,839,578	5,544,008	5,585,870	5,272,272

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$26,452,996	$26,359,173	$25,948,768	$25,604,054	$25,495,526	$24,843,026

Common shares outstanding	84,309	84,306	84,298	83,959	83,947	83,557
Diluted common shares outstanding [a]	86,132	86,178	86,170	85,489	85,516	85,335
Book value per common share	$55.94	$56.32	$50.89	$56.80	$57.31	$53.82
Book value per diluted common share	$54.75	$55.09	$49.78	$55.79	$56.26	$52.70
Tangible book value per diluted common share	$51.52	$51.79	$46.45	$52.40	$52.84	$49.14
Debt to total capital [b]	19.9%	19.8%	27.2%	24.6%	19.9%	20.7%
Debt and preferred equity to total capital	28.3%	28.1%	35.5%	35.1%	31.0%	32.4%

[a]      Treasury stock method was applied. Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]      The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO
At September 30, 2020

	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,929,224	$—	$62,872	$(630)	$1,991,466	12.8%
Non-U.S. government	659,744	—	18,099	(4,042)	673,801	4.3%
Corporate debt	4,607,629	(2,462)	214,924	(23,360)	4,796,731	30.8%
Agency RMBS	1,630,014	—	48,465	(1,373)	1,677,106	10.8%
CMBS	1,291,291	—	92,012	(2,565)	1,380,738	8.9%
Non-Agency RMBS	131,937	(36)	2,733	(1,104)	133,530	0.9%
ABS	1,679,839	—	12,374	(20,038)	1,672,175	10.7%
Municipals	272,154	—	11,982	(442)	283,694	1.8%
Total fixed maturities	12,201,832	(2,498)	463,461	(53,554)	12,609,241	81.0%

Equity securities
Common stocks	10,679	—	35	(1,419)	9,295	0.1%
Preferred Stocks	6,249	—	1,505	—	7,754	—%
Exchange traded funds	141,748	—	51,920	(1,466)	192,202	1.2%
Bond mutual funds	197,500	—	11,135	—	208,635	1.4%
Total equity securities	356,176	—	64,595	(2,885)	417,886	2.7%

Total fixed maturities and equity securities	$12,558,008	$(2,498)	$528,056	$(56,439)	13,027,127	83.7%

Mortgage loans, held for investment					544,095	3.5%

Other investments (see below)					760,206	4.9%

Equity method investments					104,242	0.7%

Short-term investments					69,996	0.3%

Total investments					14,505,666	93.1%

Cash and cash equivalents [a]					1,440,816	9.3%

Accrued interest receivable					70,013	0.4%

Net receivable/(payable) for investments sold (purchased)					(440,598)	(2.8%)

Total cash and invested assets					$15,575,897	100.0%

					Fair Value	Percentage
Other Investments:
Long/short equity funds					$24,815	3.3%
Multi-strategy funds					111,980	14.7%
Direct lending funds					269,783	35.5%
Real estate funds					153,163	20.1%
Private equity funds					106,701	14.0%
Other privately held investments					39,493	5.2%
Collateralized loan obligations - equity tranches					9,189	1.3%
Overseas deposits					$45,082	5.9%
Total					$760,206	100.0%

[a]    Includes $440 million of restricted cash and cash equivalents.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION - QUARTER

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	12.8%	13.2%	12.4%	13.2%	13.6%	10.5%
Non-U.S. government	4.3%	4.0%	3.9%	3.6%	3.5%	3.6%
Corporate debt	30.8%	30.6%	31.5%	30.9%	32.6%	33.3%
MBS:
Agency RMBS	10.8%	10.1%	10.6%	10.0%	10.5%	10.8%
CMBS	8.9%	9.0%	9.4%	8.6%	8.8%	7.1%
Non-agency RMBS	0.9%	0.8%	0.8%	0.5%	0.4%	0.3%
ABS	10.7%	10.1%	9.5%	10.0%	10.3%	10.8%
Municipals	1.8%	1.3%	1.4%	1.3%	1.3%	0.8%

Total Fixed Maturities	81.0%	79.1%	79.5%	78.1%	81.0%	77.2%
Equity securities	2.7%	2.5%	2.7%	3.0%	2.8%	2.8%
Mortgage loans	3.5%	3.4%	3.4%	2.7%	2.6%	2.2%
Other investments	4.9%	5.0%	5.3%	4.8%	5.0%	5.5%
Equity method investments	0.7%	0.7%	0.6%	0.7%	0.7%	0.7%
Short-term investments	0.3%	0.3%	0.4%	0.3%	0.1%	1.0%

Total Investments	93.1%	91.0%	91.9%	89.6%	92.2%	89.4%
Cash and cash equivalents	9.3%	10.8%	8.2%	9.9%	7.8%	11.5%
Accrued interest receivable	0.4%	0.5%	0.5%	0.5%	0.5%	0.5%
Net receivable/(payable) for investments sold or purchased	(2.8%)	(2.3%)	(0.6%)	—%	(0.5%)	(1.4%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	15.8%	16.7%	15.5%	16.9%	16.9%	13.6%
AAA	39.8%	38.9%	39.8%	39.3%	38.6%	39.3%
AA	7.4%	6.8%	7.0%	6.9%	7.1%	7.7%
A	15.7%	16.4%	15.9%	14.8%	14.8%	16.3%
BBB	13.4%	13.2%	13.0%	13.5%	13.8%	14.1%
Below BBB	7.9%	8.0%	8.8%	8.6%	8.8%	9.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	2.9%	3.3%	3.5%	3.6%	2.7%	4.2%
From one to five years	35.3%	36.3%	36.5%	39.2%	39.9%	41.5%
From five to ten years	21.1%	20.7%	19.1%	17.3%	17.2%	15.1%
Above ten years	2.1%	1.8%	2.7%	2.7%	3.3%	1.8%
Asset-backed and mortgage-backed securities	38.6%	37.9%	38.2%	37.2%	36.9%	37.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.3%	2.5%	2.7%	2.8%	2.9%	2.9%
Yield to maturity of fixed maturities	1.4%	1.6%	2.9%	2.4%	2.5%	3.5%
Average duration of fixed maturities (inclusive of duration hedges)	3.4 yrs	3.4 yrs	3.3 yrs	3.2 yrs	3.1 yrs	2.9 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS CAPITAL HOLDINGS LIMITED
CORPORATE DEBT INVESTED ASSETS COMPOSITION
At September 30, 2020

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$928,241	19.4%	6.0%
Non-U.S. banks	290,371	6.1%	1.9%
Corporate/commercial finance	228,859	4.8%	1.5%
Insurance	129,348	2.7%	0.8%
Investment brokerage	53,441	1.1%	0.3%
Total financial institutions	1,630,260	34.1%	10.5%
Consumer non-cyclicals	551,939	11.5%	3.5%
Communications	308,970	6.4%	2.0%
Technology	267,542	5.6%	1.7%
Consumer cyclical	264,249	5.5%	1.7%
Non-U.S. government guaranteed	212,296	4.4%	1.4%
Industrials	187,539	3.9%	1.2%
Energy	175,032	3.6%	1.1%
Utilities	163,023	3.4%	1.0%
Transportation	125,613	2.6%	0.8%
Total investment grade	3,886,463	81.0%	24.9%

Total non-investment grade	910,268	19.0%	5.9%

Total corporate debt	$4,796,731	100.0%	30.8%

AXIS CAPITAL HOLDINGS LIMITED
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At September 30, 2020

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$125,524	$8,676	$134,200	1.1%
MORGAN STANLEY	110,689	7,207	117,896	0.9%
WELLS FARGO & COMPANY	108,112	6,023	114,135	0.9%
JP MORGAN CHASE & CO	107,034	6,986	114,020	0.9%
GOLDMAN SACHS GROUP	97,505	5,609	103,114	0.8%
CITIGROUP INC	75,134	5,772	80,906	0.6%
COMCAST CORPORATION	48,557	4,058	52,615	0.4%
CVS HEALTH CORP	45,406	4,702	50,108	0.4%
MITSUBISHI UFJ FINANCIAL GROUP INC	45,322	1,737	47,059	0.4%
AT&T INC	43,498	3,500	46,998	0.4%

[a]  These holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At September 30, 2020

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,677,106	$109,075	$8,829	$480	$698	$14,448	$1,810,636
Commercial MBS	354,909	974,539	46,315	1,200	2,388	1,387	1,380,738
ABS	—	1,412,486	78,892	64,154	60,460	56,183	1,672,175

Total mortgage-backed and asset-backed securities	$2,032,015	$2,496,100	$134,036	$65,834	$63,546	$72,018	$4,863,549

Percentage of total	41.8%	51.3%	2.8%	1.4%	1.3%	1.4%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$234,072	$205,112	$200,990	$196,334	$158,491	$119,275
Reinsurance	139,359	190,878	156,195	131,461	93,596	102,234
Total	$373,431	$395,990	$357,185	$327,795	$252,087	$221,509

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$874,612	$898,849	$892,354	$890,036	$869,575	$789,143
Reinsurance	452,201	406,723	482,347	468,904	351,179	250,812
Total	$1,326,813	$1,305,572	$1,374,701	$1,358,940	$1,220,754	$1,039,955

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$2,258,508	$2,151,986	$2,127,989	$1,933,657	$1,932,766	$1,809,504
Reinsurance	775,187	723,950	617,843	603,116	570,738	387,508
Total	$3,033,695	$2,875,936	$2,745,832	$2,536,773	$2,503,504	$2,197,012

Allowance for expected credit losses:
Insurance	$(20,369)	$(19,025)	$(17,203)	$(16,720)	$(17,598)	$(17,613)
Reinsurance	(2,456)	(1,962)	(1,751)	(1,237)	(867)	(1,783)
Total	$(22,825)	$(20,987)	$(18,954)	$(17,957)	$(18,465)	$(19,396)

Reinsurance recoverables on unpaid and paid losses and loss expenses:
Insurance	$3,346,823	$3,236,922	$3,204,130	$3,003,307	$2,943,234	$2,700,309
Reinsurance	1,364,291	1,319,589	1,254,634	1,202,244	1,014,646	738,771
Total	$4,711,114	$4,556,511	$4,458,764	$4,205,551	$3,957,880	$3,439,080

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS
At September 30, 2020

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit loss as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverable	$2,626,361	$(566,940)	$2,059,421	55.5%	39.1%	$(10,079)	0.4%	$2,616,282
Other reinsurers balances > $20 million	1,600,162	(288,220)	1,311,942	35.4%	24.9%	(10,305)	0.6%	1,589,857
Other reinsurers balances < $20 million	507,416	(170,758)	336,658	9.1%	6.4%	(2,441)	0.5%	504,975
Total	$4,733,939	$(1,025,918)	$3,708,021	100.0%	70.4%	$(22,825)	0.5%	$4,711,114

At September 30, 2020, 89.0% (December 31, 2019: 89.1%) of the reinsurance recoverable balances, gross of collateral, were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers, Net of Collateral		% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity
1	Swiss Reinsurance America Corporation	13.2%	9.3%
2	Lloyds of London	10.4%	7.3%
3	Harrington Re Ltd.	9.6%	6.8%
4	Transatlantic Reinsurance Co	5.9%	4.1%
5	Hannover Ruck SE	4.9%	3.4%
6	Partner Reinsurance Co of US	4.4%	3.1%
7	Everest Reinsurance Company	3.5%	2.4%
8	Munich Reinsurance America, Inc	3.2%	2.3%
9	SCOR Reinsurance Company	2.9%	2.0%
10	Third Point Reinsurance (USA) Ltd.	2.2%	1.5%
		60.2%	42.2%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended September 30, 2020			Nine months ended September 30, 2020
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$13,179,166	$(4,160,521)	$9,018,645	$12,752,081	$(3,877,756)	$8,874,325
Incurred losses and loss expenses	1,304,807	(425,130)	879,677	3,853,107	(1,389,095)	2,464,012
Paid losses and loss expenses	(969,836)	273,023	(696,813)	(2,957,520)	898,996	(2,058,524)
Foreign exchange and other	139,351	(25,055)	114,296	5,820	30,172	35,992

End of period [a]	$13,653,488	$(4,337,683)	$9,315,805	$13,653,488	$(4,337,683)	$9,315,805

[a]   At September 30, 2020, reserve for losses and loss expenses included IBNR of $8,508 million, or 62% (December 31, 2019: $7,891 million, or 62%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended September 30, 2020			Nine months ended September 30, 2020
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$502,517	$467,319	$969,836	$1,555,495	$1,402,025	$2,957,520
Reinsurance recoverable on paid losses and loss expenses	(203,805)	(69,218)	(273,023)	(627,079)	(271,917)	(898,996)

Net paid losses and loss expenses	298,712	398,101	696,813	928,416	1,130,108	2,058,524

Change in:
Gross case reserves	(68,443)	65,919	(2,524)	22,406	243,516	265,922
Gross IBNR	277,499	59,996	337,495	622,273	7,392	629,665
Reinsurance recoverable on unpaid losses and loss expenses	(64,379)	(87,728)	(152,107)	(320,526)	(169,573)	(490,099)

Total net incurred losses and loss expenses	$443,389	$436,288	$879,677	$1,252,569	$1,211,443	$2,464,012

Gross reserve for losses and loss expenses	$7,135,537	$6,517,951	$13,653,488	$7,135,537	$6,517,951	$13,653,488

Net favorable prior year reserve development	$270	$314	$584	$4,521	$4,830	$9,351

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	67.4%	91.2%	79.2%	74.1%	93.3%	83.5%

Net paid losses and loss expenses / Net premiums earned	52.4%	76.4%	63.9%	54.3%	71.8%	62.7%
Change in net losses and loss expenses / Net premiums earned	25.4%	7.3%	16.7%	19.0%	5.1%	12.3%
Net losses and loss expenses ratio	77.8%	83.7%	80.6%	73.3%	76.9%	75.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTER

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018

Gross paid losses and loss expenses	$502,517	$543,599	$509,378	$575,688	$546,316	$586,874
Reinsurance recoverable on paid losses and loss expenses	(203,805)	(218,928)	(204,348)	(254,044)	(232,791)	(198,332)

Net paid losses and loss expenses	298,712	324,671	305,030	321,644	313,525	388,542

Change in:
Gross case reserves	(68,443)	72,563	18,286	(31,996)	35,106	13,241
Gross IBNR	277,499	(35,502)	380,280	27,839	42,137	55,737
Reinsurance recoverable on unpaid losses and loss expenses	(64,379)	(24,365)	(231,784)	(253)	(51,802)	(42,032)

Total net incurred losses and loss expenses	$443,389	$337,367	$471,812	$317,234	$338,966	$415,488

Gross reserve for losses and loss expenses	$7,135,537	$6,865,343	$6,814,171	$6,496,568	$6,437,281	$6,379,962

Net favorable prior year reserve development	$270	$420	$3,832	$10,455	$14,609	$13,478

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	67.4%	96.2%	64.7%	101.4%	92.5%	93.5%

Net paid losses and loss expenses / Net premiums earned	52.4%	56.3%	54.3%	57.5%	58.4%	63.2%
Change in net losses and loss expenses / Net premiums earned	25.4%	2.2%	29.6%	(0.8%)	4.8%	4.4%
Net losses and loss expenses ratio	77.8%	58.5%	83.9%	56.7%	63.2%	67.6%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTER

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018

Gross paid losses and loss expenses	$467,319	$466,692	$468,015	$660,948	$442,924	$422,678
Reinsurance recoverable on paid losses and loss expenses	(69,218)	(100,748)	(101,950)	(132,719)	(72,222)	(79,765)

Net paid losses and loss expenses	398,101	365,944	366,065	528,229	370,702	342,913

Change in:
Gross case reserves	65,919	97,573	80,024	3,236	27,062	76,880
Gross IBNR	59,996	(92,099)	39,492	89,173	224,223	(10,986)
Reinsurance recoverable on unpaid losses and loss expenses	(87,728)	(32,524)	(49,320)	(80,478)	(110,040)	(29,336)

Total net incurred losses and loss expenses	$436,288	$338,894	$436,261	$540,160	$511,947	$379,471

Gross reserve for losses and loss expenses	$6,517,951	$6,313,823	$6,268,102	$6,255,513	$6,061,226	$5,645,985

Net favorable prior year reserve development	$314	$2,235	$2,281	$3,426	$12,118	$32,182

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	91.2%	108.0%	83.9%	97.8%	72.4%	90.4%

Net paid losses and loss expenses / Net premiums earned	76.4%	69.4%	69.5%	86.2%	59.7%	56.3%
Change in net losses and loss expenses / Net premiums earned	7.3%	(5.1%)	13.4%	2.0%	22.8%	6.0%
Net losses and loss expenses ratio	83.7%	64.3%	82.9%	88.2%	82.5%	62.3%

AXIS CAPITAL HOLDINGS LIMITED
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AT OCTOBER 1, 2020

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders' Equity	100 Year Return Period	% of Common Shareholders' Equity	250 Year Return Period	% of Common Shareholders' Equity
Single zone, single event
Southeast	U.S. Hurricane	$162	3.4%	$231	4.9%	$545	11.6%
Northeast	U.S. Hurricane	46	1.0%	108	2.3%	163	3.5%
Mid-Atlantic	U.S. Hurricane	82	1.7%	150	3.2%	357	7.6%
Gulf of Mexico	U.S. Hurricane	158	3.4%	193	4.1%	341	7.2%
California	Earthquake	152	3.2%	219	4.6%	320	6.8%
Europe	Windstorm	140	3.0%	171	3.6%	207	4.4%
Japan	Earthquake	98	2.1%	166	3.5%	288	6.1%
Japan	Windstorm	108	2.3%	162	3.4%	194	4.1%

The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at October 1, 2020. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.2 billion. According to our modeling, there is a one percent chance that on an annual basis, losses incurred from a Southeast hurricane event could be in excess of $0.2 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.2 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019

Net income (loss) available (attributable) to common shareholders	$(72,945)	$27,745	$(145,855)	$292,258

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	84,308	83,947	84,235	83,872
Dilutive share equivalents:
Share-based compensation plans [a]	—	635	—	548
Weighted average diluted common shares outstanding	84,308	84,582	84,235	84,420

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	($0.87)	$0.33	($1.73)	$3.48
Earnings (loss) per diluted common share	($0.87)	$0.33	($1.73)	$3.46

[a] Due to the net loss recognized for the three and nine months ended September 30, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD - QUARTER

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q3 2018

Net income (loss) available (attributable) to common shareholders	$(72,945)	$112,477	$(185,390)	$(9,897)	$27,745	$43,439

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	84,306	84,298	83,959	83,947	83,947	83,556
Shares issued and treasury shares reissued	5	11	489	23	1	1
Shares repurchased for treasury	(2)	(3)	(150)	(11)	(1)	—
Common shares - at end of period	84,309	84,306	84,298	83,959	83,947	83,557

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	84,308	84,303	84,094	83,957	83,947	83,558
Dilutive share equivalents:
Share-based compensation plans [a]	—	297	—	—	635	549
Weighted average diluted common shares outstanding	84,308	84,600	84,094	83,957	84,582	84,107

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	($0.87)	$1.33	($2.20)	($0.12)	$0.33	$0.52
Earnings (loss) per diluted common share	($0.87)	$1.33	($2.20)	($0.12)	$0.33	$0.52

[a] Due to the net losses recognized for the three months ended September 30, 2020, March 31, 2020 and December 31, 2019, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At September 30, 2020

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$44.04

Book value per common share	$4,715,895	84,309	$55.94

Dilutive securities: [b]
Restricted stock units		1,823	(1.19)
Book value per diluted common share	$4,715,895	86,132	$54.75

	At December 31, 2019

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$59.44

Book value per common share	$4,769,008	83,959	$56.80

Dilutive securities: [b]
Restricted stock units		1,530	(1.01)
Book value per diluted common share	$4,769,008	85,489	$55.79

[a]    Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]    Excludes cash-settled restricted stock units.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Net income (loss) available (attributable) to common shareholders	$(72,945)	$27,745	$(145,855)	$292,258
Net investment (gains) losses [a]	(55,609)	(14,527)	(45,777)	(48,522)
Foreign exchange losses (gains) [b]	60,734	(59,543)	8,760	(64,868)
Reorganization expenses [c]	1,413	11,215	822	29,310
Interest in (income) loss of equity method investments [d]	(2,896)	(792)	13,579	(5,645)
Income tax expense	4,235	3,361	10,494	6,524
Operating income (loss)	$(65,068)	$(32,541)	$(157,977)	$209,057

Earnings (loss) per diluted common share	$(0.87)	$0.33	$(1.73)	$3.46
Net investment (gains) losses	(0.66)	(0.17)	(0.54)	(0.57)
Foreign exchange losses (gains)	0.72	(0.71)	0.10	(0.77)
Reorganization expenses	0.02	0.13	0.01	0.35
Interest in (income) loss of equity method investments	(0.03)	(0.01)	0.16	(0.07)
Income tax expense	0.05	0.04	0.12	0.08
Operating income (loss) per diluted common share	$(0.77)	$(0.39)	$(1.88)	$2.48

Weighted average diluted common shares outstanding	84,308	83,947	84,235	84,420

Average common shareholders' equity	$4,731,858	$4,801,174	$4,742,452	$4,532,971

Annualized return on average common equity	(6.2%)	2.3%	(4.1%)	8.6%

Annualized operating return on average common equity	(5.5%)	(2.7%)	(4.4%)	6.1%

[a] Tax cost (benefit) of $6,667 and $897 for the three months ended September 30, 2020 and 2019, respectively, and $9,104 and $6,667 for the nine months ended September 30, 2020 and 2019, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.
[b]   Tax cost (benefit) of ($2,245) and $4,784 for the three months ended September 30, 2020 and 2019, respectively, and $1,366 and $5,372 for the nine months ended September 30, 2020 and 2019, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions.
[c] Tax cost (benefit) of $(187) and $(2,320) for the three months ended September 30, 2020 and 2019, respectively, and $24 and $(5,515) for the nine months ended September 30, 2020 and 2019, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.
[d]  Tax cost (benefit) of $nil for the three and nine months ended September 30, 2020 and 2019 respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE - TREASURY STOCK METHOD [a]
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2020	2020	2020	2019	2019	2018
Common shareholders' equity	$4,715,895	$4,747,820	$4,289,578	$4,769,008	$4,810,870	$4,497,272
Less: goodwill	(102,003)	(102,003)	(102,003)	(102,003)	(102,003)	(102,003)
Less: intangible assets	(222,362)	(225,092)	(227,821)	(230,550)	(233,305)	(247,927)
Associated tax impact	46,333	42,515	42,857	43,199	42,881	46,196
Tangible common shareholders' equity	$4,437,863	$4,463,240	$4,002,611	$4,479,654	$4,518,443	$4,193,538

Diluted common shares outstanding, net of treasury shares	86,132	86,178	86,170	85,489	85,516	85,335

Book value per diluted common share	$54.75	$55.09	$49.78	$55.79	$56.26	$52.70

Tangible book value per diluted common share	$51.52	$51.79	$46.45	$52.40	$52.84	$49.14

[a]     Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding. Cash-settled restricted stock units are excluded.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations - Quarter' and Consolidated Statements of Operations - Year' sections of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) are not a meaningful contributor to our underwriting performance, therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss).

Reorganization expenses are related to the transformation program which was launched in 2017. This program encompasses the integration of Novae, which commenced in the fourth quarter of 2017, the realignment of our accident and health business, together with other initiatives designed to increase efficiency and enhance profitability, while delivering a customer-centric operating model. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations - Quarter' and Consolidated Statements of Operations - Year'' sections of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. In addition, we recognize unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities in net investment gains (losses). We also recognize unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss). These unrealized foreign exchange losses (gains) generally offset a large portion of the foreign exchange losses (gains) reported in net income (loss), thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a fair representation of the performance of our business.

Reorganization expenses are related to the transformation program which was launched in 2017. This program encompasses the integration of Novae, which commenced in the fourth quarter of 2017, the realignment of our accident and health business, together with other initiatives designed to increase efficiency and enhance profitability, while delivering a customer-centric operating model. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of goodwill and intangible assets, net of tax. We also present tangible book value per diluted common share calculated under the treasury stock method. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is included in the 'Tangible Book Value per Diluted Common Share' section of this document.

Tangible book value per diluted common share excludes the impacts of certain purchase accounting adjustments. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders.

AXIS CAPITAL HOLDINGS LIMITED
EX-PGAAP DATA - QUARTER AND YEAR

														Year ended December 31,
	Q3 2020		Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017	2019	2018
Insurance
Underwriting income (loss)	$(81,465)		$34,397	$(122,630)	$29,683	$(17,892)	$11,309	$20,919	$(36,914)	$(11,711)	$56,479	$69,442	$37,788	$44,019	$77,298
Acquisition costs adjustment	28		636	478	1,518	1,563	2,856	6,202	15,775	28,801	38,125	38,313	25,571	12,139	121,014
Ex-PGAAP underwriting income (loss)	$(81,493)		$33,761	$(123,108)	$28,165	$(19,455)	$8,453	$14,717	$(52,689)	$(40,512)	$18,354	$31,129	$12,217	$31,880	$(43,716)

Combined ratio	114.4%		94.2%	121.9%	94.9%	103.5%	97.8%	96.6%	106.3%	102.2%	90.4%	88.1%	93.9%	98.1%	96.9%
Acquisition cost ratio adjustment	—%		0.1%	0.1%	0.3%	0.3%	0.5%	1.1%	2.7%	4.7%	6.6%	6.6%	4.4%	0.6%	5.1%
Ex-PGAAP combined ratio	114.4%		94.3%	122.0%	95.2%	103.8%	98.3%	97.7%	109.0%	106.9%	97.0%	94.7%	98.3%	98.7%	102.0%

Ex-PGAAP current accident year combined ratio excluding catastrophe and weather-related losses	91.3%	91.4%	91.4%	92.3%	93.5%	98.8%	99.5%	97.5%	98.8%	99.0%	97.2%	93.8%	96.8%	97.3%	97.3%

Reinsurance
Underwriting income (loss)	$(53,859)		$53,015	$(74,137)	$(78,937)	$(60,826)	$67,350	$56,903	$(157,750)	$70,737	$59,247	$74,295	$(11,658)	$(15,512)	$46,529
Acquisition costs adjustment	—		—	—	—	5	(2)	65	257	543	1,516	2,137	7,075	67	4,453
Ex-PGAAP underwriting income (loss)	$(53,859)		$53,015	$(74,137)	$(78,937)	$(60,831)	$67,352	$56,838	$(158,007)	$70,194	$57,731	$72,158	$(18,733)	$(15,579)	$42,076

Combined ratio	110.5%		90.2%	112.3%	113.5%	109.9%	89.1%	91.0%	124.0%	89.5%	90.7%	88.4%	102.0%	101.2%	98.4%
Acquisition cost ratio adjustment	—%		—%	—%	—%	—%	—%	—%	—%	0.1%	0.2%	0.4%	1.1%	—%	0.2%
Ex-PGAAP combined ratio	110.5%		90.2%	112.3%	113.5%	109.9%	89.1%	91.0%	124.0%	89.6%	90.9%	88.8%	103.1%	101.2%	98.6%

Ex-PGAAP current accident year combined ratio excluding catastrophe and weather-related losses	89.5%		86.5%	89.6%	94.2%	92.2%	87.6%	91.8%	96.3%	89.9%	94.3%	93.0%	91.9%	91.5%	93.6%

Total
Underwriting income (loss)	$(135,324)		$87,412	$(196,767)	$(49,254)	$(78,718)	$78,659	$77,822	$(194,664)	$59,026	$115,726	$143,737	$26,130	$28,507	$123,827
Acquisition costs adjustment	28		636	478	1,518	1,568	2,854	6,267	16,032	29,344	39,641	40,450	32,646	12,206	125,467
Ex-PGAAP underwriting income (loss)	$(135,352)		$86,776	$(197,245)	$(50,772)	$(80,286)	$75,805	$71,555	$(210,696)	$29,682	$76,085	$103,287	$(6,516)	$16,301	$(1,640)

Combined ratio	114.5%		94.7%	119.8%	107.3%	109.4%	96.1%	96.9%	117.3%	97.9%	93.1%	90.8%	100.7%	102.6%	99.9%
Acquisition cost ratio adjustment	—%		0.1%	0.1%	0.1%	0.1%	0.3%	0.5%	1.3%	2.4%	3.3%	3.5%	2.7%	0.3%	2.6%
Ex-PGAAP combined ratio	114.5%		94.8%	119.9%	107.4%	109.5%	96.4%	97.4%	118.6%	100.3%	96.4%	94.3%	103.4%	102.9%	102.5%

Ex-PGAAP current accident year combined ratio excluding catastrophe and weather-related losses	92.4%		91.5%	93.6%	96.4%	97.7%	96.3%	97.8%	99.4%	96.6%	98.3%	95.9%	96.9%	97.1%	97.6%

Amortization of VOBA and intangible assets	$3,866		$4,183	$4,697	$4,954	$6,891	$10,093	$16,002	$27,648	$40,664	$56,328	$59,892	$52,647	$37,939	$184,531

Further information regarding ex-PGAAP historical data is available in the Company's Investor Financial Supplements for the fourth quarter 2017 through the first quarter 2020.